UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015 (January 29, 2015)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 29, 2015, Endo International plc (“Endo”) filed a Current Report on Form 8-K to report that Endo completed the merger with Auxilium Pharmaceuticals, Inc. (“Auxilium”) on January 29, 2015 whereby, pursuant to the Amended and Restated Agreement and Plan of Merger, dated November 17, 2014 (the “Merger Agreement”), among Auxilium, Endo, Endo U.S. Inc., a Delaware corporation and indirect subsidiary of Endo (“HoldCo”), and Avalon Merger Sub Inc., a Delaware corporation and direct subsidiary of HoldCo (“Merger Sub”), Merger Sub merged with and into Auxilium, with Auxilium continuing as the surviving entity and as an indirect wholly owned subsidiary of Endo (the “Merger”).

Endo is filing this amendment to the January 29, 2015 Current Report to include the financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the years ended December 31, 2013, 2012 and 2011 and accompanying notes, are attached as exhibit 99.1.

The unaudited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the nine months ended September 30, 2014 and 2013 and accompanying notes, are attached as exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are attached as Exhibit 99.3 and are included for your reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the years ended December 31, 2013, 2012 and 2011 and accompanying notes

99.2	Unaudited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the nine months ended September 30, 2014 and 2013 and accompanying notes

99.3	Unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC (Registrant)

By:	/S/ CAROLINE B. MANOGUE

Name:	Caroline B. Manogue

Title:	Executive Vice President, Chief Legal Officer

Dated: February 27, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the years ended December 31, 2013, 2012 and 2011 and accompanying notes

99.2	Unaudited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc., including the Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013 and the related Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for the nine months ended September 30, 2014 and 2013 and accompanying notes

99.3	Unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013